UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22534

Harrison Street Real Estate Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Harrison Street Private Wealth LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

Kenneth Burdon, Esq.

Simpson Thacher & Bartlett LLP

855 Boylston Street

Boston, MA 02116

Jacqueline Edwards, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Registrant's telephone number, including area code: (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Harrison Street
REAL ESTATE FUND LLC
(formerly, Versus Capital
Real Estate Fund LLC)

Annual Report
March 31, 2026

HARRISON STREET PRIVATE WEALTH LLC
(formerly, Versus Capital Advisors LLC)

This report is for shareholders of Harrison Street Real Estate Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

PRIVACY NOTICE

This Privacy Notice describes how the Fund and its investment adviser, Harrison Street Private Wealth LLC (the “Adviser” and, together with the Fund, “we”), collect, use, and share personal information about individuals who are prospective, former or current investors. For legal entities that provide personal information of associated individuals, such as investors or employees, this Privacy Notice will be relevant for those individuals and those entities should transmit this document to such individuals or otherwise advise them of its content.

Personal Information We Collect

We collect the following types of personal information from the following sources.

•   Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•   Written and electronic correspondence, including telephone contacts;

•   Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries;

•   Third party service providers (e.g., background screening, investment brokers, consumer reporting agencies, or public databases) who perform services on our behalf or verify or supplement our information; and

•   Our website, including registration information and any information captured via cookies or similar technologies.

We may collect information that is considered “sensitive” under some laws including the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, the “CCPA”). When we do so, we use such information for lawful purposes in compliance with applicable data protection laws, such as to perform the services requested by you and to protect against malicious, deceptive, fraudulent or illegal actions.

How We Use Personal Information

We will use personal information you provide for purposes of our legitimate business interests, contract performance, legal compliance, and with your consent, including where necessary for us to comply with legal or regulatory obligations — this may involve collecting specific personal information about you where required by law and disclosing such information to applicable regulators, government bodies and tax authorities.

Protection and Retention of Personal Information

We limit access to personal information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of personal information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect personal information. Despite these security measures, no such measures can guarantee security or protect against unauthorized activity.

We will retain your personal information for as long as is necessary for the purposes set out in this Privacy Notice, unless a longer period is required under applicable law or is needed to resolve disputes or protect our legal rights. When deciding how long to retain your personal information, we take into account our legal and regulatory obligations, the amount, nature, and sensitivity of the personal information, the potential risk of harm from unauthorized use or disclosure of your personal information, the purposes for which we process your personal information described herein and whether we can achieve those purposes through other means.

Disclosure of Personal Information

We may share personal information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. We may share the personal information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, (i) if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. We also may disclose personal information to regulatory authorities or otherwise as required or permitted by law, and to third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets. We may disclose personal information as necessary to establish, defend, or otherwise manage a legal claim. We do not sell personal information or share personal information for purposes of cross-context behavioral advertising. We endeavor to keep customer files complete and accurate. Please notify us if any information needs to be corrected or updated.

Rights in Relation to Personal Information

You may also have certain rights regarding your personal information, which may be subject to limitations and restrictions. These rights vary by jurisdiction and applicable law. If you believe that we are processing personal information about you and wish to have access to that information, please contact us and we can provide you with that data or an explanation of why we cannot do so in the particular context, such as when responding to the request would be unreasonably expensive. We are happy to correct inaccurate data or delete information that is not appropriate to retain. Please also let us know if you have any questions, concerns, disputes, or issues.

Updates to the Privacy Notice

We may change this Privacy Notice from time to time, and at our sole discretion. Upon any material change to this Privacy Notice, we will provide an updated notice to you.

Harrison STREET REAL ESTATE FUND LLC Shareholder Letter March 31, 2026 (Unaudited)

Dear Shareholders,

The fiscal year ended March 31, 2026 represented a meaningful transition for real estate markets. After several years defined by rapidly rising interest rates, valuation pressure, and constrained capital markets, conditions increasingly shifted from repricing toward early recovery. While the effects of the downturn continued to influence reported results, we believe that much of the valuation reset is now behind the market and that the foundations for improved forward returns are firmly in place.

Private real estate markets continued to progress through the latter stages of adjustment during the fiscal year. Core private real estate performance remained primarily income-driven, reflecting the lagged nature of appraisal-based valuations and subdued, although improving, transaction activity The Fund’s private real estate portfolio generated a -0.70% return (net of private fund fees and expenses) during the fiscal year ended March 31, 2026. Over the same time period, the NCREIF-ODCE Index – Equal Weight generated a net total return of 3.06%, driven by income, with appreciation modestly negative. Importantly, income yields across private core real estate remained resilient, supported by stable occupancy and contractual rent growth, even as certain sectors in the broader real estate markets worked through valuation normalization. The relative performance difference of VCMIX’s private portfolio versus the NCREIF-ODCE Index during the period was primarily attributable to continued appraisal-based valuation resets within certain private real estate fund investments, rather than deterioration in underlying property-level fundamentals. In addition, the portfolio deliberately prioritized liquidity management and balance-sheet flexibility during a period of elevated redemption activity across the private real estate industry. While these actions modestly weighed on short-term reported returns, they strengthened the portfolio’s resilience, reduced downside risk, and positioned the Fund favorably for the recovery phase of the cycle.

Public real estate markets moved ahead of private assets as conditions stabilized and investor sentiment improved. Over the same one-year period, VCMIX's public securities portfolio generated a 7.21% gross return, outperforming the FTSE NAREIT All Equity REITs Index total return of approximately 3.28%. Public real estate securities benefit from faster price discovery, and both public and private real estate have drawn support from improved capital market access and durable operating fundamentals across most property sectors. This pattern is consistent with prior cycles, in which listed markets have historically led recoveries while private valuations reflect improving conditions on a lag.

Against this backdrop, the Harrison Street Real Estate Fund (VCMIX) generated a total return of -0.38% for the fiscal year ended March 31, 2026. Performance during the year primarily reflected what we believe to be the final stages of the repricing cycle across private real estate, particularly within select legacy investments, as well as the Fund’s conservative positioning entering the potential ongoing recovery. While this positioning moderated short-term results during portions of a public-market rebound, it also helped preserve capital and liquidity during a period of elevated uncertainty.

Consistent with the Fund’s investment objectives, income remained a core strength. During the fiscal year, VCMIX distributed $0.96 per share, paid in four equal quarterly distributions of $0.24 per share, representing an annualized distribution yield of approximately 4.00%. This level of income compares favorably with private core real estate benchmarks and underscores the Fund’s focus on generating durable cash flow through market cycles.

While recent performance reflects the aftermath of a valuation reset, longer-term results provide important context. The Fund's trailing one-year, five-year, ten-year, and since-inception net returns were -0.38%, 1.05%, 2.86%, and 4.05%, respectively. It is worth noting that all periods shown are influenced to varying degrees by the recent real estate valuation correction, with shorter-term figures bearing the most direct impact and longer-term results reflecting the Fund's ability to generate meaningful appreciation across full market cycles.

Performance Disclosure: Quoted performance is net of all fees and expenses. The Fund’s gross expense ratio for its fiscal year ended March 31, 2026 was 1.72% and its net expense ratio was 1.71%. The Fund’s adviser voluntarily waived certain of its fees during the fiscal year. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

These outcomes are consistent with the behavior of core private real estate over full market cycles. Over comparable periods, the NCREIF-ODCE Index - Equal Weight generated 2.45% annualized returns over five years, 4.03% over ten years, and 5.35% since VCMIX’s inception. For broader context, the S&P Real Assets Index, which includes public real estate, infrastructure, commodities, and inflation-linked bonds, generated a one-year total return of 15.74% for the period ended March 31, 2026, while delivering annualized returns of 6.32% over the five-year period, 6.25% over the ten-year period, and 5.36% since VCMIX inception. While not directly comparable to a private real estate-focused strategy, the index highlights the renewed interest in real assets more broadly as investors refocus on income durability, inflation protection, and long-term real return potential.

Throughout the cycle, the Harrison Street team has remained focused on disciplined portfolio construction, conservative leverage, and proactive liquidity management. The Fund maintains diversified exposure across private core and core-plus real estate, complemented by actively managed public real estate investments to enhance flexibility. Looking ahead, we believe the combination of stabilized occupancy, contractual rent escalations, below-trend new supply, and improving operating leverage positions the portfolio for net operating income growth over the coming years. As real estate markets continue to transition from repricing into recovery, we expect income to be a driver of total return with appreciation contributing more meaningfully as fundamentals strengthen and transaction activity continues to normalize. We believe the Fund is well positioned to participate in this next phase of the cycle while remaining true to its objectives of income generation and capital preservation.

Harrison STREET REAL ESTATE FUND LLC Shareholder Letter March 31, 2026 (Unaudited) (concluded)

We appreciate your continued confidence and patience through a challenging period for real estate markets. The actions taken to reposition the portfolio during the downturn, including selective redemptions and secondary market sales from underlying private fund investments, maintaining public real estate securities exposure, and deploying capital into high-conviction strategies, have strengthened the portfolio's foundation and enhanced its long-term outlook. We remain optimistic about the future of real estate and committed to disciplined stewardship of your capital. On behalf of our entire team, thank you for your investment in and commitment to the Fund. We consider it a privilege to invest on your behalf.

Sincerely,

Mark Quam

Chief Executive Officer

Harrison Street Private Wealth

Harrison STREET REAL ESTATE FUND LLC Fund Performance March 31, 2026 (Unaudited)
Average Annual Total Returns(a) for the periods ended March 31, 2026
	1 Year	5 Year	10 Year
Harrison Street Real Estate Fund LLC(b)	-0.38%	1.05%	2.86%
S&P Real Assets Index(c)	15.74%	6.32%	6.25%
Growth of $10,000 for periods ended March 31, 2026(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on March 31, 2016 for the years indicated. For comparison, the same investment is shown in the indicated index.

$18,000
$16,000
$14,000
$12,000
$10,000
$ 8,000
3/16
3/17
3/18
3/19
3/20
3/21
3/22
3/23
3/24
3/25
3/26
Harrison Street Real Estate Fund LLC - $13,252
S & P Real Assets Index - $17,507

____________

(a)  Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.

(b)  Total return is calculated using the net asset value of the Fund on the beginning and ending date of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 29, 2025 was 1.65%.

(c)  The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.

Harrison STREET REAL ESTATE FUND LLC Fund Performance March 31, 2026 (Unaudited) (concluded)

Definitions & Index Descriptions

FTSE NAREIT All Equity REITs Index - the index is a free-float adjusted, market capitalization-weighted index that tracks the performance of U.S. equity real estate investment trusts (REITs). It includes all tax-qualified REITs with more than 50% of total assets invested in qualifying real estate assets other than mortgages secured by real property. This index excludes mortgage REITs, timber REITs, and infrastructure REITs, focusing solely on companies that own and operate income-producing real estate across various sectors such as residential, retail, industrial, office, and specialized properties.

NCREIF Open-End Diversified Core Equity (ODCE) Index - this index is a benchmark that tracks the performance of open-end commingled real estate funds that invest primarily in core properties in the United States. The NCREIF ODCE Equal Weight ODCE Index reflects the average performance of all eligible open-end core real estate funds that meet the ODCE inclusion criteria, where each fund is given equal weight in the calculation—regardless of its size.

S&P Real Assets Index - is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The yield from an underlying investment fund could be significantly reduced if it fails to qualify as a REIT (real estate investment trust) for tax purposes. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund's net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund's investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund's gross asset value. Borrowing presents opportunities to increase the Fund's return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund's repurchase policy. You should not expect to be able to sell your Shares other than through the Fund's repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Harrison Street Real Estate Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Harrison Street Real Estate Fund LLC (formerly, Versus Capital Real Estate Fund LLC) (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania
May 29, 2026

HARRISON STREET REAL ESTATE FUND LLC Schedule of Investments March 31, 2026
Number of Shares		Value
Private Investment Funds(a) - 81.6%
	Diversified – 81.6%
—	AEW Value Investors US LP(b)(c)	$29,945,850
16,219,769	CBRE U.S. Core Partners LP	24,107,443
155,540,986	CBRE U.S. Logistics Partners LP(b)	193,473,481
44,633	Clarion Gables Multifamily Trust LP	65,165,484
76,503	Clarion Lion Properties Fund LP	115,456,548
—	DigitalBridge AI Infrastructure B LP(b)(d)	28,654,401
—	DigitalBridge AI Infrastructure D LP(b)(e)	44,836,422
74,934	GI Partners ETS Fund(b)	65,800,000
2,941	Harrison Street Core Property Fund LP(f)	4,166,012
68,264	Heitman America Real Estate Trust LP	84,960,097
64,150	Heitman Core Real Estate Debt Income Trust LP	29,767,839
62,908	Hines European Property Partners(b)	106,828,860
717	Invesco Core Real Estate USA LP	111,800,192
458,855	Invesco Real Estate Asia Fund	49,888,525
—	Sagard Real Estate - US Property Fund(b)(g)	95,246,290
747	Trumbull Property Income Fund LP	9,195,686
1,988	UBS Trumbull Property Fund LP	17,592,779
—	US Government Building Open-End Feeder LP(h)	40,641,216
—	USGBF Alpha Feeder LP(i)(j)	26,258,113
55,754	Walton Street Real Estate Core-Plus Fund LP(b)	68,700,647
	Total Private Investment Funds	1,212,485,885
	(Cost $1,233,169,720)
Common Stocks - 22.8%
	Medical-Nursing Home – 0.1%
92,700	Chartwell Retirement Residences (Canada)	1,340,755
	Real Estate Management/Service – 0.3%
122,700	Mitsubishi Estate Company Ltd. (Japan)	3,405,718
418,699	Qualitas Ltd. (Australia)	689,204
		4,094,922
	Real Estate Operations/Developments – 0.7%
383,200	Capitaland Investment Ltd. (Singapore)	815,667
38,334	CTP N.V. (Netherlands)	641,550
1,085,000	Hang Lung Properties, Ltd. (Hong Kong)	1,214,101
420,200	Hongkong Land Holdings Ltd. (Hong Kong)	3,274,619
285,600	Mitsui Fudosan Company Ltd. (Japan)	3,044,621
852,447	Qualitas Real Estate Income Fund (Australia)	904,438
357,000	Swire Properties Ltd. (Hong Kong)	1,045,745
		10,940,741
	REITS-Apartments – 3.8%
291,756	American Homes 4 Rent, Class A Shares, REIT	8,145,828
51,295	AvalonBay Communities, Inc., REIT	8,379,038
2,148,814	Centurion Accommodation, REIT	1,848,311
846	Comforia Residential, Inc., REIT (Japan)	579,522
1,024	Daiwa House REIT Investment Corp., REIT (Japan)	808,251
204,692	Equity Residential, REIT	12,107,531
24,829	Essex Property Trust, Inc., REIT	6,008,618
245,211	GO Residential Real Estate Investment Trust, REIT (Canada)	2,407,972
3,702	Invincible Investment Corp., REIT (Japan)	1,392,877
393,396	Invitation Homes, Inc., REIT	9,775,891
723	Mitsui Fudosan Accommodations Fund, Inc., REIT (Japan)	610,883
98,620	UDR, Inc., REIT	3,331,384
111,420	UNITE Group, PLC (The), REIT (United Kingdom)	675,083
		56,071,189
Number of Shares		Value
	REITS-Diversified – 4.7%
395,074	British Land Company PLC (The), REIT (United Kingdom)	$1,868,901
114,469	Broadstone Net Lease, Inc., REIT	2,091,349
9,151	Crown Castle Inc., REIT	744,068
80,026	Digital Realty Trust, Inc., REIT	14,421,485
18,737	Equinix, Inc., REIT	18,366,757
86,661	FrontView, Inc., REIT	1,340,646
89,655	Gaming and Leisure Properties, Inc., REIT	3,977,992
660,264	Keppel DC REIT (Singapore)	1,123,892
392,128	Mercialys SA, REIT (France)	5,296,039
119,002	Merlin Properties Socimi SA, REIT (Spain)	1,938,748
2,260	Sekisui House Reit, Inc., (Japan)	1,281,852
707,925	Stockland, REIT (Australia)	2,125,045
526,080	Stoneweg Europe Stapled Trust, REIT (Singapore)	899,176
479,066	VICI Properties, Inc., REIT	13,088,083
57,050	Warehouses De Pauw CVA, REIT (Belgium)	1,486,069
		70,050,102
	REITS-Health Care – 3.6%
32,850	American Healthcare REIT, Inc.	1,549,206
111,154	Janus Living, Inc. - REIT(k)	2,619,900
17,805	National Health Investors, Inc., REIT	1,439,712
793,286	Physicians Realty Trust, REIT	13,033,689
380,542	Sabra Health Care REIT, Inc.	7,317,823
214,430	Ventas, Inc., REIT	17,536,085
48,519	Welltower, Inc., REIT	9,592,692
		53,089,107
	REITS-Hotels – 0.8%
526,787	Host Hotels & Resorts, Inc., REIT	10,093,239
122,660	Pebblebrook Hotel Trust, REIT	1,549,196
		11,642,435
	REITS-Manufactured Homes – 0.2%
19,870	Sun Communities, Inc., REIT	2,502,825
	REITS-Office Property – 1.0%
95,386	Boston Properties, Inc., REIT	4,950,533
172,207	Brandywine Realty Trust, REIT	466,681
1,120,511	Centuria Capital Group, REIT (Australia)	1,243,741
24,647	COPT Defense Properties, REIT	754,198
254,738	Cousins Properties, Inc., REIT	5,749,437
53,524	Kilroy Realty Corp., REIT	1,509,912
		14,674,502
	REITS-Regional Malls – 1.1%
115,538	Klepierre SA, REIT (France)	4,337,376
425,530	Macerich Co. (The), REIT	8,042,517
25,715	Simon Property Group, Inc., REIT	4,796,619
		17,176,512
	REITS-Shopping Centers – 1.7%
58,626	Federal Realty Investment Trust, REIT	6,226,667
300,930	Kimco Realty Corp., REIT	6,761,897
268,304	Kite Realty Group Trust, REIT	6,586,863
110,247	NETSTREIT Corp., REIT	2,075,951
27,489	Regency Centers Corp., REIT	2,079,818
13,244	Unibail-Rodamco-Westfield, REIT (France)	1,461,091
		25,192,287
	REITS-Single Tenant – 0.6%
218,295	National Retail Properties, Inc., REIT	9,174,939

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Schedule of Investments March 31, 2026 (continued)
Number of Shares		Value
	REITS-Storage – 1.4%
102,675	CubeSmart, REIT	$3,763,039
33,006	Extra Space Storage, Inc., REIT	4,328,077
44,999	Iron Mountain, Inc., REIT	4,596,198
22,217	Public Storage, REIT	6,018,141
103,692	Safestore Holdings, PLC, REIT (United Kingdom)	870,848
35,247	Smartstop Self Storage REIT, Inc.	1,067,279
		20,643,582
	REITS-Warehouse/Industries – 2.8%
843	CRE Logistics REIT, Inc., REIT (Japan)	849,143
73,900	Dream Industrial Real Estate Investment Trust, REIT (Canada)	657,137
17,448	EastGroup Properties, Inc., REIT	3,229,450
240,144	Goodman Group, REIT (Australia)	4,311,375
1,096	Mitsubishi Estate Logistics Investment Corp., REIT (Japan)	863,191
281,600	Nexus Industrial, REIT (Canada)	1,491,907
171,032	Prologis, Inc., REIT	22,607,010
163,181	Rexford Industrial Realty, Inc., REIT	5,340,914
3,707,600	UI Boustead REIT (Singapore)(k)	2,321,395
		41,671,522
	Total Common Stocks	338,265,420
	(Cost $312,448,851)
Preferred Stocks - 1.5%
	Investment Management/Advisory Services – 0.0%
22,905	DigitalBridge Group, Inc., Series I, 7.15%	372,206
	REITS-Apartments – 0.1%
	American Homes 4 Rent, REIT,
17,300	Series G, 5.88%	386,136
24,239	Series H, 6.25%	573,252
		959,388
	REITS-Diversified – 0.1%
19,035	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	414,202
3,627	Digital Realty Trust, Inc., 5.85%	79,830
	Digital Realty Trust, Inc., REIT
10,210	Series J, 5.25%	206,855
22,875	Series L, 5.20%	443,775
		1,144,662
	REITS-Hotels – 0.3%
65,300	Chatham Lodging Trust, REIT, Series A, 6.63%	1,306,000
	Pebblebrook Hotel Trust, REIT,
58,390	Series G, 6.38%	1,132,766
41,305	Series H, 5.70%	718,294
	Sunstone Hotel Investors, Inc., REIT,
27,050	Series H, 6.13%	521,795
48,870	Series I, 5.70%	914,846
		4,593,701
	REITS-Office Property – 0.3%
103	Highwoods Properties, Inc., REIT, Series A, 8.63%	106,335
59,338	SL Green Realty Corp., REIT, Series I, 6.50%	1,204,561
	Vornado Realty Trust, REIT,
20,540	Series L, 5.40%	332,748
86,404	Series M, 5.25%	1,398,881
29,465	Series N, 5.25%	478,806
96,176	Series O, 4.45%	1,371,470
		4,892,801
Number of Shares		Value
	REITS-Shopping Centers – 0.3%
	Kimco Realty Corp. REIT
62	5.13%	$1,201
3,550	5.25%	71,000
17,550	Kimco Realty Corp., REIT, Series N, 7.25%(l)	1,048,613
	Regency Centers Corp., REIT,
88,361	Series A, 6.25%	1,974,868
60,443	Series B, 5.88%	1,330,350
	Saul Centers, Inc., REIT,
8,400	Series D, 6.13%	173,040
28,408	Series E, 6.00%	641,737
		5,240,809
	REITS-Storage – 0.3%
12,655	National Storage Affiliates Trust, REIT, Series A, 6.00%	286,889
	Public Storage, REIT,
17,980	Series G, 5.05%	347,553
86,941	Series H, 5.60%	1,897,053
1,935	Series I, 4.88%	36,010
19,380	Series J, 4.70%	346,127
8,303	Series L, 4.63%	145,469
5,734	Series O, 3.90%	86,182
47,818	Series P, 4.00%	728,268
5,849	Series R, 4.00%	89,080
		3,962,631
	REITS-Warehouse/Industries – 0.1%
45,250	Rexford Industrial Realty, Inc., REIT, Series C, 5.63%	927,625
	Total Preferred Stocks	22,093,823
	(Cost $26,073,268)
Short-Term Investments – 0.5%
7,688,226	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 3.55%	7,688,226
	Total Short-Term Investments	7,688,226
	(Cost $7,688,226)
	Total Investments – 106.4%	1,580,533,354
	(Cost $1,579,380,065)
	Liabilities in excess of Other Assets – (6.4)%	(95,416,053)
	Net Assets – 100.0%	$1,485,117,301

____________

(a)   Restricted Securities.

(b)   The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.

(c)   Partnership is not designated in units. The Fund owns approximately 24.6% of this Fund.

(d)   Partnership is not designated in units. The Fund owns approximately 6.0% of this Fund.

(e)   Partnership is not designated in units. The Fund owns approximately 9.3% of this Fund.

(f)    Affiliated issuer.

(g)   Partnership is not designated in units. The Fund owns approximately 11.4% of this Fund.

(h)   Partnership is not designated in units. The Fund owns approximately 1.7% of this Fund.

(i)    The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(j)    Partnership is not designated in units. The Fund owns approximately 38.2% of this Fund.

(k)   Non-income producing security.

(l)    Convertible security.

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Schedule of Investments March 31, 2026 (concluded)

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

US - United States

Industry	% of Net Assets
Diversified	86.9%
Apartments	3.9%
Health Care	3.6%
Warehouse/Industries	2.9%
Shopping Centers	2.0%
Storage	1.7%
Office Property	1.3%
Regional Malls	1.1%
Hotels	1.1%
All Other Industries	1.9%
Liabilities in excess of Other Assets	(6.4)%
Total	100.0%

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Statement of Assets and Liabilities March 31, 2026
Assets:
Non-affiliated investments in securities at value (cost $1,575,041,065)	$1,576,367,342
Affiliated investments in securities at value (cost $4,339,000)	4,166,012
Foreign currency, at value (cost $1,054,973)	1,057,840
Cash	185,206
Receivables:
Investment securities sold	12,989,380
Fund shares sold	57,971
Dividends and interest	7,990,966
Reclaims receivable	117,908
Advisory fees waived	9,899
Prepaid expenses	79,552
Total Assets	1,603,022,076
Liabilities:
Payables:
Line of Credit borrowing	113,000,000
Advisory fees	4,099,532
Interest and Line of Credit fees	516,996
Fund administration fees	127,888
Professional fees	72,792
Transfer agent fees and expenses	37,686
Custody fees	14,737
Accrued other expenses	35,144
Total Liabilities	117,904,775
Net Assets	$1,485,117,301
Net Assets consist of:
Paid-in capital	$1,432,845,457
Total distributable earnings (losses)	52,271,844
Total Net Assets	$1,485,117,301
Net assets applicable to shares outstanding	$1,485,117,301
Shares of beneficial interest outstanding (unlimited authorization)	63,888,952
Net asset value price per share (Net Assets/Shares Outstanding)	$23.25

____________

1     See Note 11. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Statement of Operations For the Year Ended March 31, 2026
Investment Income:
Dividends from non-affiliated investments (net of foreign withholding taxes of $323,417)	$48,983,109
Dividends from affiliated investments	2,020,893
Interest income	610,342
Total investment income	51,614,344
Expenses:
Advisory fees (Note 4)	17,596,705
Interest and Line of Credit fees (Note 9)	7,814,129
Professional Fees	625,858
Fund administration fees	543,678
Shareholder reporting fees	411,910
Transfer agent fees and expenses	351,959
Directors’ fees (Note 4)	308,985
Custody fees	184,929
Insurance fees	101,269
Registration fees	72,230
Other expenses	85,431
Total expenses	28,097,083
Advisory fees waived (Note 4)	(272,889)
Net expenses	27,824,194
Net investment income	23,790,150
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	14,752,029
Investments in affiliated issuers	750,571
Foreign currency transactions	63,526
Net realized gain	15,566,126
Net change in unrealized appreciation/(depreciation) on:
Investments	(40,017,048)
Investments in affiliated issuers	(2,624,931)
Foreign currency translations	3,224
Net change in unrealized appreciation/(depreciation)	(42,638,755)
Net realized and unrealized gain (loss)	(27,072,629)
Net Decrease in Net Assets from Operations	$(3,282,479)

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Statements of Changes in Net Assets
	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$23,790,150	$34,479,843
Net realized gain on investments, affiliated issuers and foreign currency transactions	15,566,126	3,945,055
Net change in unrealized depreciation on investments, affiliated issuers and foreign currency translations	(42,638,755)	(14,807,229)
Net increase (decrease) in net assets resulting from operations	(3,282,479)	23,617,669
Distributions to Shareholders from:
Net investment income and net realized gains	(45,474,224)	(43,289,498)
Return of capital	(22,091,260)	(37,989,600)
Total Distributions	(67,565,484)	(81,279,098)
Capital Transactions:
Shares issued	146,689,856	151,132,461
Reinvested dividends	9,019,199	10,964,156
Shares redeemed	(400,198,064)	(435,321,589)
Net decrease in net assets from capital transactions	(244,489,009)	(273,224,972)
Total decrease in net assets	(315,336,972)	(330,886,401)
Net Assets:
Beginning of period	1,800,454,273	2,131,340,674
End of period	$1,485,117,301	$1,800,454,273
Capital Share Transactions:
Shares sold	6,113,951	6,127,257
Shares issued in reinvestment of dividends	377,383	446,308
Shares redeemed	(16,730,489)	(17,732,150)
Net decrease in capital share transactions	(10,239,155)	(11,158,585)

See accompanying notes to financial statements.

Harrison Street Real Estate Fund LLC Statement of Cash Flows For the Year Ended March 31, 2026
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(3,282,479)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(178,762,766)
Proceeds from dispositions of investment securities	427,430,150
Net sales of short-term investment securities	6,709,577
Net realized gain from:
Investments sold	(15,502,600)
Foreign currency transactions	(63,526)
Net change in unrealized (appreciation)/depreciation on:
Investments	42,641,979
Foreign currency	(3,224)
Change in operating assets and liabilities
Receivables:
Investment securities sold	7,528,543
Fund shares sold	540,188
Reclaims	(47,910)
Advisory fees waived	(9,899)
Prepaid expenses	7,313
Dividends and interest	2,575,931
Payables:
Advisory fees	(709,558)
Accrued other expenses	(133,999)
Custody fees	(15,363)
Professional fees	(64,403)
Investment securities purchased	(728,549)
Fund administration fees	(57,479)
Transfer agent fees and expenses	(30,764)
Interest and Line of Credit fees	72,455
Net cash provided by operating activities	288,093,617

Cash flows from financing activities:
Proceeds from line of credit	430,000,000
Repayment of line of credit	(405,000,000)
Proceeds from shares issued	146,689,856
Payments of shares redeemed	(400,198,064)
Distributions paid (net of reinvestment of dividends)	(58,546,285)
Net cash used by financing activities	(287,054,493)
Effect of exchange rate changes in cash	66,750

Net change in cash	1,105,874
Cash and foreign currency at beginning of period	137,172
Cash and foreign currency at end of period	$1,243,046

Supplemental schedule of non-cash activity:
Interest and line of credit fees paid during the period	$7,741,674
Reinvestment of distributions	9,019,199

See accompanying notes to financial statements.

Harrison Street Real Estate Fund LLC Financial Highlights
	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of period	$24.29	$24.99	$28.23	$31.42	$27.57
Income from Investment Operations:
Net investment income[1]	0.35	0.44	0.48	0.55	0.56
Net realized and unrealized gain (loss)	(0.43)	(0.14)	(2.67)	(2.58)	5.20
Total from investment operations	(0.08)	0.30	(2.19)	(2.03)	5.76

Less Distributions from:
Net investment income and net realized gains	(0.65)	(0.53)	—	(0.62)	(1.82)[2]
Return of capital	(0.31)	(0.47)	(1.05)	(0.54)	(0.09)
Total distributions	(0.96)	(1.00)	(1.05)	(1.16)	(1.91)
Net asset value, end of period	$23.25	$24.29	$24.99	$28.23	$31.42

Total return	(0.38)%	1.22%	(8.06)%	(5.92)%	21.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,485,117	$1,800,454	$2,131,341	$2,723,823	$3,213,495
Ratio of expenses to average net assets:
Ratios of gross expenses to average net assets	1.72%	1.46%	1.38%	1.25%	1.24%
Ratios of net expenses to average net assets	1.71%	1.46%	1.38%	1.25%	1.24%
Ratio of net investment income to average net assets	1.46%	1.77%	1.80%	1.81%	1.90%
Portfolio turnover rate	10.63%	12.88%	8.84%	24.11%	33.66%

____________

1           Per Share amounts are calculated based on average outstanding shares.

2           Includes one-time distribution of net realized gains of $0.74 per share paid on December 29, 2021.

Credit Facility	For the year ended March 31, 2026	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023		For the year ended March 31, 2022
Senior securities, end of period (000’s)	$113,000	$88,000	$—	$145,000		$—
Asset coverage, per $1,000 of senior security principal amount	14,143	21,460	—	19,785		—
Asset coverage ratio of senior securities	1414%	2146%	0%	1978	%	0%

See accompanying notes to financial statements.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026

NOTE 1. ORGANIZATION

Harrison Street Real Estate Fund LLC (the “Fund”, formerly named Versus Capital Real Estate Fund LLC) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, while its secondary objectives are capital preservation and long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Harrison Street Private Wealth LLC; (the ‘‘Adviser’’), (formerly named Versus Capital Advisors LLC).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2026, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year-end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2026, permanent differences identified and reclassified among the components of net assets were to decrease undistributed net investment income by $24,327,123, to increase accumulated net realized gain by $49,771,652 and to decrease paid-in-capital by $25,444,529.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

For the year ended March 31, 2026, tax character of the distribution paid by the Fund was $0 of ordinary income dividends, $45,474,224 of long-term capital gains and $22,091,260 of return of capital. For the year ended March 31, 2025, tax character of the distribution paid by the Fund was approximately $15,611,000 of ordinary income dividends, approximately $27,679,000 of long-term capital gains and approximately $37,990,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses. As of March 31, 2026, the Fund had no capital loss carryovers available to offset future capital gains

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2026, the Fund had no qualified late year losses.

As of March 31, 2026, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were $165,651,569, $(113,381,842) and $52,269,727, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2026, was $1,528,263,627. As of March 31, 2026, the Fund had undistributed ordinary income and undistributed long-term capital gains of $0 and $0, respectively. Additionally, foreign currency transactions represent $2,117.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting - The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Recent Accounting Pronouncements - In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

NOTE 3. SECURITIES VALUATION

The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in publicly traded, domestic equity securities including certain preferred stock, exchange-traded funds and closed end funds that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”).

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2026 Schedule of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2026 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities
• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

Investments Type*	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Private Investment Funds	$—	$—	$—	$1,212,485,885	$1,212,485,885
Common Stocks	228,229,191	50,036,229	—	—	338,265,420
Preferred Stocks	22,093,823	—	—	—	22,093,823
Short-Term Investment	7,688,226	—	—	—	7,688,226
Total Investments	$318,011,240	$50,036,229	$—	$1,212,485,885	$1,580,533,354

*    See Schedule of Investments for industry breakout.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Harrison Street Private Wealth LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $15,500,180 for the year ended March 31, 2026, which are included within Advisory fees on the accompanying statement of operations. Effective July 28, 2025, the Adviser agreed to voluntarily waive a portion of the Investment Management Fee equal to the management fees paid by the Fund to Harrison Street Core Property Fund LP. The Adviser waived Fund fees of $272,889 for the year ended March 31, 2026.

The Adviser has retained the services of Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC as sub-advisers of the Fund (the “Sub-Advisers”). The Sub-Advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs. Fees paid to the Sub-Advisers are based on the average net assets that they manage at an annual rate between 0.45% and 1.00%. The Fund incurred fees to the Sub-Advisers of $2,096,525 for the year ended March 31, 2026, which are included within Advisory fees on the accompanying statement of operations.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

As of March 31, 2026, the Fund does not hold any forward foreign exchange contracts.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2026, the purchases and sales of investment securities, excluding short-term investments, were approximately $178,762,766 and $427,430,150, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow/require shareholders to submit their tender request only on the Repurchase Request Deadline.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, if the Repurchase Offer is oversubscribed, the Fund may offer to repurchase outstanding shares tendered by the estate of a deceased shareholder or such deceased shareholder’s descendants (an “Estate Offer”) in an additional amount, taking into account the liquidity of the Fund’s assets, up to 0.20% of the Fund’s outstanding shares. In the event an Estate Offer is oversubscribed, the Fund will repurchase the tendered Shares on a pro rata basis based on the number of Shares tendered by each shareholder participating in the Estate Offer.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2026 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
April 25, 2025	6%	4,488,713	18,878,294	24%	$111,519,485	(a)
July 25, 2025	6	4,331,358	18,923,747	23%	107,577,544	(b)
October 24, 2025	6	4,311,315	19,211,446	22%	102,954,203	(b)
January 30, 2026	5	3,335,332	20,284,799	16%	78,146,832	(b)

(a)  Includes the value of shares repurchased under an estate offer of 0.10% of the Fund’s outstanding shares. The offer was oversubscribed and prorated to 0.10% of the Fund’s outstanding shares.

(b)  Includes the value of shares repurchased under an estate offer of 0.20% of the Fund’s outstanding shares. The offer was not oversubscribed and processed in full.

NOTE 9. LINE OF CREDIT

The Fund has a line of credit (“LOC”) with Bank of America N.A. with borrowing capacity of $245,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). All custody accounts are pledged as collateral.

The Fund incurred interest expense of $7,503,188 and other LOC fees equal to $310,941 during the year ended March 31, 2026. During the year ended March 31, 2026, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $142,980,822 at an average interest rate of 5.20%. The Fund’s outstanding borrowings from the LOC were $113,000,000 at March 31, 2026 at a rate of 4.73%. The Fund complied with all covenants of the LOC during the year ended March 31, 2026.

NOTE 10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the LOC, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (continued)

NOTE 11. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2026, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AEW Value Investors US LP	8/17/2017	—	24.6%	$32,035	$29,946	$—	2.0%
CBRE U.S. Core Partners LP	3/29/2018	16,219,769	—	22,667	24,107	—	1.6%
CBRE U.S. Logistics Partners LP	3/31/2022	155,540,986	—	200,060	193,473	—	13.1%
Clarion Gables Multifamily Trust LP	3/4/2019	44,633	—	57,946	65,165	—	4.4%
Clarion Lion Properties Fund LP	7/1/2013	76,503	—	103,645	115,457	—	7.8%
DigitalBridge AI Infrastructure B LP	1/24/2025	—	6.0%	24,998	28,654	4,858	1.9%
DigitalBridge AI Infrastructure D LP	1/24/2025	—	9.3%	39,080	44,836	7,599	3.0%
Sagard Real Estate – US Property Fund	12/30/2019	—	11.4%	93,891	95,246	—	6.4%
GI Partners ETS Fund	9/24/2021	74,935	—	85,874	65,800	—	4.4%
Harrison Street Core Property Fund LP	8/13/2014	2,941	—	4,339	4,166	—	0.3%
Heitman America Real Estate Trust LP	12/2/2014	68,264	—	82,715	84,960	—	5.7%
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	64,150	—	47,065	29,768	—	2.0%
Hines European Property Partners	11/3/2022	62,908	—	90,794	106,829	81,720	7.2%
Invesco Core Real Estate USA LP	12/31/2013	717	—	123,223	111,800	—	7.5%
Invesco Real Estate Asia Fund	9/30/2014	458,855	—	56,315	49,889	—	3.4%
Trumbull Property Income Fund LP	4/1/2016	747	—	9,246	9,196	—	0.6%
UBS Trumbull Property Fund LP	7/1/2018	1,988	—	21,467	17,593	—	1.2%
US Government Building Open-End Feeder LP	5/1/2014	—	1.7%	35,080	40,641	—	2.7%
USGBF Alpha Feeder LP	10/1/2021	—	38.2%	30,037	26,258	—	1.8%
Walton Street Real Estate Core-Plus Fund LP	10/1/2021	55,754	—	72,693	68,701	27,006	4.6%
				$1,233,170	$1,212,485	$107,963	81.6%

(a)  The investment funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail, office and other property types.

(b)  Initial acquisition date as shares are purchased at various dates.

(c)  Unfunded Commitments approximate their fair values.

HARRISON STREET REAL ESTATE FUND LLC Notes to Financial Statements March 31, 2026 (concluded)
Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)
AEW Value Investors US LP	Full			90 Days
CBRE U.S. Core Partners LP	Full			60 Days
CBRE U.S. Logistics Partners LP	Partial	Partial	Initial contributions have a three-year lock-up	90 Days
Clarion Gables Multifamily Trust LP	Partial			90 Days
Clarion Lion Properties Fund LP	Partial			90 Days
DigitalBridge AI Infrastructure B LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge AI Infrastructure D LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
Sagard Real Estate – US Property Fund	Partial			90 Days
GI Partners ETS Fund	Partial			90 Days
Harrison Street Core Property Fund LP				45 Days
Heitman America Real Estate Trust LP	Partial			90 Days
Heitman Core Real Estate Debt Income Trust LP	Partial			90 Days
Hines European Property Partners		Partial	Initial contributions have a three-year lock-up.	90 Days
Invesco Core Real Estate USA LP	Partial			45 Days
Invesco Real Estate Asia Fund	Partial			45 Days
Trumbull Property Income Fund LP	Full			60 Days
UBS Trumbull Property Fund LP	Full			60 Days
US Government Building Open-End Feeder LP				60 Days
USGBF Alpha Feeder LP				60 Days
Walton Street Real Estate Core-Plus Fund LP		Partial	Contributions have a two-year lock-up.	45 Days

(a)  The Fund submitted a redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)  The investment funds provide redemptions at the frequency listed at the investment managers discretion.

NOTE 12. AFFILIATED ISSUER

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2026:

Affiliated Investment	Affiliated Value at 3/31/2025	Additions	Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Affiliated Value at 3/31/2026	Dividend Income	Shares Held at 3/31/2026
Harrison Street Core Property Fund LP	$—	$94,659,393	$(88,619,021)	$750,571	$(2,624,931)	$4,166,012	$2,020,893	2,941
Total	$—	$94,659,393	$(88,619,021)	$750,571	$(2,624,931)	$4,166,012	$2,020,893

NOTE 13. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 3,211,639 shares, with respect to its April 24, 2026 Repurchase Offer. Shareholders actually tendered 19,400,493 total shares for repurchase. The Fund repurchased 5% of total tendered shares, representing approximately $75,120,315.

In addition, the Fund offered to repurchase up to 0.20% of its outstanding shares in an Estate Offer. The Estate Offer was not oversubscribed and processed in full. The value processed associated with the Estate Offer is included in the total amount repurchased above.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

Harrison Street REAL ESTATE FUND LLC Additional Information March 31, 2026 (Unaudited)

SECURITY PROXY VOTING

The Fund has delegated proxy voting authority to the Adviser and to the Sub-Adviser for assets they manage, in accordance with established proxy voting guidelines. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

TAX INFORMATION

For the year ended March 31, 2026, the Fund designates $45,474,224 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Harrison Street REAL ESTATE FUND LLC Additional Information March 31, 2026 (Unaudited) (continued)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors(4)
Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020 – present); Independent Director since inception	President of The Davis Companies (Real Estate) (2014 – 2022).	3	0
Robert F. Doherty; 1964	Independent Director	Since March 2019	Chief Financial Officer of Sustainable Living Partners (Building technology company) (2018 – present); and Partner of Renova Capital Partners (Venture Capital & Private Equity) (2010 – 2022).	3	0
Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	3	0
Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Paytient Technologies (Healthcare Technology) (October 2024 – present); Beam Technologies (Insurtech) (February 2020 – September 2024); and Chief Financial Officer of Paypal’s merchant lending platform (2018 – 2020).	3	0
Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017 – 2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017 – 2020).	3	24
Interested Directors(5)
Casey Frazier; 1977	Chair of the Board; Director; Chief Investment Officer	Chair of the Board (since August 2022); Director and Chief Investment Officer since inception	Chief Investment Officer of the Adviser (2011 – present); Chief Investment Officer of Harrison Street Infrastructure Income Fund (2023 – present); and Chief Investment Officer of Harrison Street Real Assets Fund LLC (2017 – present).	3	0

____________

(1)        The address of each member of the Board is: c/o Harrison Street Real Estate Fund LLC, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)        Each Director will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

Harrison Street REAL ESTATE FUND LLC Additional Information March 31, 2026 (Unaudited) (continued)

(3)        The term “Fund Complex” as used herein includes the Fund, Harrison Street Real Assets Fund LLC, Harrison Street Infrastructure Income Fund and Harrison Street Infrastructure Active ETF.

(4)        “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5)        “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception

Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Executive Officer of Harrison Street Real Assets Fund LLC (2017 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Harrison Street Infrastructure Income Fund (2023 to present); and President of Harrison Street Real Assets Fund LLC (2017 to present).
Casey Frazier; 1977	Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Investment Officer of Harrison Street Real Assets Fund LLC (2017 to present).

Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021	Deputy Chief Investment Officer of Harrison Street Real Assets Fund LLC (November 2021 to December 2024); Deputy Chief Investment Officer of the Adviser (2017 to present).
Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019

Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Financial Officer and Treasurer of Harrison Street Real Assets Fund LLC (August 2019 to present).

Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021

Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); Assistant Treasurer of Harrison Street Real Assets Fund LLC (November 2021 to Present); and Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Harrison Street REAL ESTATE FUND LLC Additional Information March 31, 2026 (Unaudited) (concluded)
Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kelly McEwen; 1984	Assistant Treasurer and Secretary	Assistant Treasurer since November 2022 and Secretary since February 2026

Director, Fund Financial Operations of the Adviser (January 2022 to present); Assistant Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); Assistant Treasurer of Harrison Street Real Assets Fund LLC (November 2022 to present); Secretary of Harrison Street Infrastructure Income Fund and Harrison Street Real Assets Fund LLC (February 2026 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 to May 2021); Fund Controller of SS&C ALPS (August 2019 to May 2021).

Jill Varner; 1990	Chief Compliance Officer	Since July 2023

Chief Compliance Officer of Harrison Street Infrastructure Income Fund, Harrison Street Real Asset Fund LLC and the Adviser (July 2023 to present); Secretary of Harrison Street Infrastructure Income Fund, Harrison Street Real Asset Fund LLC (July 2023 to Feburary 2026); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Harrison Street Real Asset Fund LLC (August 2020 to July 2023); and Director of Compliance and Operations of the Adviser (August 2019 to February 2022).

____________

(1)       The address of each officer of the Fund is: c/o Harrison Street Real Estate Fund LLC, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)        Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b) Not applicable.

Item 2.  Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)	The registrant has not granted, during the period covered by this report any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://harrisonstpw.com/wp-content/uploads/Joint-Code-of-Ethics.pdf

Item 3.  Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4.  Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,500 for 2025 and $77,900 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,061 for 2025 and $7,333 for 2026.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $25,970 for 2025 and $21,873 for 2026.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2025 and $0 for 2026.

(e)(1)	The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2025 and 0% for 2026

(c) 0% for 2025 and 0% for 2026

(d) N/A

(f)	Not applicable.

(g)	There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, were $36,031 for fiscal 2025 and $29,206 for fiscal 2026.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in Private Funds, which have investors other than the Fund. The Fund may invest some of its assets in non-voting securities of Private Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by the Sub-Advisers, the Adviser has delegated its authority to vote proxies to those Sub-Advisers. The proxy voting policies and procedures of the Adviser and the Sub-Advisers are set forth on Appendix A to the Fund’s SAI. Private Funds typically do not submit matters to investors for vote; however, if a Private Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Private Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer.

•	The Adviser’s Chief Compliance Officer will work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

o	disclosing the conflict to the Board and obtaining the consent of the Board before voting;

o	engaging another party on behalf of the Fund to vote the proxy on its behalf;

o	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

o	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (877) 200-1878 and is available on the Fund’s website https://harrisonstpw.com/vcmix/ and the SEC’s website at http://www.sec.gov.

Principal Real Estate Investors

Proxy Voting Policies and Procedures

Introduction

Principal Global Investors, LLC11 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.

Relationship between Investment Strategy, Sustainable Investing and Proxy Voting

Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests to maximize the value of their shares. Proxy voting is an important part of the process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency. Principal Asset Management also believes a company’s positive environmental and social practices may reduce risk and, in turn, influence the value of a company. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best economic outcome for its clients. Shareholder proposals often address matters that are in direct conflict with the opinions of company management. As a result, we believe additional scrutiny is required and, therefore, all shareholder proposals are escalated to the investment teams for a final voting decision.

Roles and Responsibilities

•	Role of the Proxy Voting Committee

Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

[1]	Principal Global Investors, LLC (“PGI”) began using Principal Asset Management (“Principal AM”) as a DBA (doing business as) name and PGI will be referenced throughout this document as Principal AM (or “the Firm”). While Principal AM may include other entities, this Charter refers specifically to PGI and Principal Real Estate

Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines

The Proxy Voting Committee and Chief Investment Officer, on an annual basis, or more frequently as needed, will establish a working group to review draft proxy voting guidelines recommended to the Committee (“Draft Guidelines”). The Guidelines Working Group will collect feedback and propose Draft Guidelines for adoption by the Committee. Each investment team maintains autonomy to select the most correlated Guidelines for their strategies. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Proxy Voting Philosophy Summary) provides an overview of our current philosophy underlying our three core Guidelines; Base, Sustainable and Board Aligned. Full overviews of each of these custom Guidelines are maintained and available.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.

•	Use of Proxy Advisory Firms

Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.

•	Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

•	Procedures for Voting Proxies

To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.

Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best financial interests. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

•	Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisory Firm will generally process all proxy votes in accordance with the Guidelines. In the case of Shareholder Proposals for actively held securities, all ballots will be escalated to the applicable investment team to make a case-by-case determination of the vote decision. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

•	Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

•	Securities Lending

Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement nor dictated by regulatory requirements, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.

In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.

•	Regional Variances in Proxy Voting

Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.

•	Conflicts of Interest

Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.

•	Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;

•	The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds (“ETF”s), mutual funds or other comingled proprietary vehicles, PGI will vote in the same proportion as all other voting shareholders of the underlying fund/vehicle, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, Principal Asset Management may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure

Principal Asset Management publicly discloses on our website Principal Asset Management Vote Disclosure The interactive voting dashboard, allows for dynamic disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, Clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

•	Recordkeeping

Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Security Capital Research & Management, Inc. (“SC-R&M”)

Compliance Policy

Regulatory Category: Proxy Voting

Overview:

➢	Advisers that have proxy voting authority must act in the best interest of their client with respect to proxy voting activities.

➢	Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures must include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

➢	SC-R&M has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation:

➢	Investment Advisers Act of 1940: Rule 206(4)-6

Summary of Regulatory Requirements:

1.	An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:

a.	proxies are voted in the best interest of the client;

b.	conflicts are identified and handled appropriately; and

c.	fiduciary obligations are fulfilled.

2.	An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts.

3.	An adviser must disclose to clients, information about its proxy voting policies and procedures and how clients may obtain them.

4.	Effective July 1, 2024, an adviser subject to the Exchange Act, is required to report annually to the SEC on Form N-PX how it voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters.

Activities Conducted by SC-R&M to Satisfy Regulatory Requirements:

1.	SC-R&M has adopted and implemented policies and procedures reasonably designed to ensure that it votes client securities in the best interest of clients, including how the Adviser addresses material conflicts of interest. SC-R&M, an investment adviser within JPMAM, has adopted the JPMAM Global Proxy Voting Guidelines.

2.	SC-R&M seeks to have each investment management agreement (“IMA”) specify whether SC-R&M or the client is responsible for voting proxies.

3.	If SC-R&M is responsible, it aims to vote proxies in the best interests of the client and in accordance with the JPMorgan Asset Management (“JPMAM”) Global Proxy Voting Guidelines. These guidelines are proprietary to JPMAM and reflect JPMAM’s views on proxy matters informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive ("Prescribed Guidelines"), specifying how JPMAM will vote a particular proxy proposal (absent an override). Other guidelines contemplate voting on a case-by-case basis.

4.	Overrides of Prescribed Guidelines are permitted as individual company facts and circumstances vary. In some cases, JPMAM may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner not consistent with the Prescribed Guidelines. In such circumstances, where JPMAM chooses to vote contrary to its Prescribed Guidelines (an “Override”), the Proxy Administrator will:

• Refer their considerations and recommendation to the Proxy Committee for further review, if necessary, as determined by the Proxy Administrator.

• Maintain the records required for each Override, including any required regional attestation from investment professionals or stewardship specialists that the vote was free of conflicts of interest and MNPI.

5.	Subject to oversight by the Proxy Committee, JPMAM may and has retained the services of independent voting service providers (Independent Voting Services) to assist with functions such as coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion, recordkeeping, acting as an agent to execute JPMAM’s proxy voting decisions, providing proxy research and analysis, and providing certain conflict of interest-related services. JPMAM performs ongoing oversight of Independent Voting Services, including periodic review of vote execution accuracy, staffing, methodology, conflicts processes, changes to policies and procedures, and quality of research.

6.	Sales and marketing professionals are precluded from participating in the decision-making process.

7.	The US Investment Advisers Act of 1940 requires that the proxy voting procedures adopted and implemented by a US investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material and/or potential conflicts of interest, JPMAM relies on certain policies and procedures. To maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in a client’s best interests, JPMC (including JPMAM) has adopted several policies, including the Conflicts of Interest Policy – Firmwide, Information Safeguarding and Barriers Policy – Firmwide, and Information Safeguarding and Barriers Policy – MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s Prescribed Guidelines.

8.	To oversee the proxy voting process on an ongoing basis, a proxy committee (“Proxy Committee”) has been established for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees, including a Proxy Administrator (as defined below) and senior officers from among the investment, legal, compliance and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by the relevant JPMAM Entity; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when JPMAM has identified it has a material conflict of interest) and concluding that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least three Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The global head of investment stewardship is invited to each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues, including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices.

9.	Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such an entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Guidelines and the proxy voting process. The Proxy Administrator, working together with the investment stewardship teams and portfolio management teams, including portfolio managers and research analysts, is responsible for voting proxies as described in the JPMAM Guidelines. Please note that JPMAM may not vote proxies for which it has voting discretion in certain instances, including, without limitation, when it identifies a material conflict of interest, when securities are out on loan and have not been recalled, in certain markets that have share blocking or other regulatory restrictions, when the proxy materials are not available in time for JPMAM to make a voting decision or cast a vote, or for certain non-U.S. securities positions if, in JPMAM’s judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

10.	Examples of other such material conflicts of interest that could arise include, without limitation, circumstances in which:

• Management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies, and failure to vote in favor of management may harm JPMAM’s relationship with such a company and materially impact JPMAM’s business.

• A personal relationship between a JPMAM officer and the management of a company, or other proponents of a proxy proposal, could impact JPMAM’s voting decision.

• When a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.

11.	Depending on the nature of the conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:

• Removing certain adviser personnel from the proxy voting process.

• “Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote.

• Voting in accordance with the applicable Prescribed Guidelines, if the application of the Proxy Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner.

• Delegating the vote to an independent third party, if any, that will vote in accordance with its own determination. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

12.	In certain circumstances, JPMAM may abstain and/or delegate proxy voting to an Independent Voting Service, including the following:

• For securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.

• JPMAM may abstain and/or delegate proxy voting to an Independent Voting Service where there are identified conflicts of interest as described above.

13.	JPMAM performs ongoing oversight of Independent Voting Services, including periodic review of vote execution accuracy, staffing, methodology, conflicts processes, changes to policies and procedures, and quality of research.

14.	SC-R&M files annually on Form N-PX how it voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters. Form N-PX is to be filed not later than August 31 of each year, or on the next filing date following August 31 if August 31 falls on a weekend or a day the SEC is closed, containing its proxy voting record for the most recent 12-month period ended June 30. SC-R&M has engaged a third-party vendor to coordinate the electronic filing with the SEC through the EDGAR system. Records relating to the votes will be provided by the advisor. Upon request, clients may obtain information as to how SC-R&M voted for their account by contacting their Client Account Manager.

15.	SC-R&M clients can obtain voting records for their portfolio(s), as well as a copy of the JPMAM Proxy Voting Guidelines, by contacting their Client Account Manager.

16.	SC-R&M maintains all proxy voting records in an easily accessible place for seven (7) years.

Areas of Responsibility

➢	Client Account Management

➢	Compliance Department

➢	JPMAM Stewardship Team

➢	Investment Analysts

➢	Legal Department

➢	Portfolio Management

➢	Proxy Administrator

➢	Proxy Committee

➢	Risk Management Department

Applicable Policies

➢	ERISA Fiduciary Policy

➢	Information Safeguarding and Barriers Policy – Firmwide

➢	Information Safeguarding and Barriers Policy – MNPI Firmwide Supplement

➢	JPMorgan Asset Management Global Proxy Voting Guidelines

➢	Conflicts of Interest Policy – Firmwide

➢	SC-R&M Conflicts of Interest and the Safeguarding of Material, Non-Public Information Policy

➢	SC-R&M Compliance with Securities Position Regulations Policy

➢	Investment Stewardship Report

Updated: April 2025

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2026, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Harrison Street Private Wealth LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Portfolio Manager Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of the Adviser. Mr. Frazier is the Chairman of the Adviser’s Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Dave Truex, CFA	Head of Real Estate	August 2017	Head of Real Estate of the Adviser (since January 2025). Mr. Truex is a member of the Adviser’s Investment Committee. He previously served as the Deputy Chief Investment Officer from 2017 to January 2025. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association from 2013 to 2017.
Kevin Nagy, CAIA	Director of Investments	July 2024	Director of Investments of the Adviser. Mr. Nagy has served as Director of Investments since July 2024 and previously served as Senior Portfolio Analyst since joining the Adviser in 2019. Prior to joining the Adviser, Mr. Nagy was an Assistant Vice President in Callan LLC’s Real Assets Consulting Group from 2013-2019.

Sub-Advisers

Principal Real Estate Investors

The Adviser has engaged Principal Real Estate Investors, LLC (“PrinREI”), a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. PrinREI has been managing commercial real estate securities since 1998 and is a wholly-owned, indirect subsidiary of Principal Financial Group, Inc., a public company listed on the Nasdaq Global Select Market (symbol: PFG). PrinREI focuses on investments in publicly traded real estate securities including both equity and debt investments in both U.S. and non-U.S. markets. PrinREI is located at 711 High Street, Des Moines, IA 50392. PrinREI typically seeks to provide exposure to publicly traded Real Estate Securities on behalf of the Fund. PrinREI is paid a management fee by the Fund’s shareholders based on assets under management that is assessed on a sliding scale from 0.60% down to 0.49% based on assets under management.

The key decision makers for the portfolio are the REIT equities portfolio managers Kelly Rush and Anthony Kenkel. The team averages over 25-years tenure with the firm and averages over 35 years of investment experience. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Name	Title	Portfolio Manager Since	Recent Experience
Kelly Rush	Chief Investment Officer	1987	Mr. Rush is the CIO and a Global Portfolio Manager for PrinREI. Mr. Rush has been with the firm since 1987.
Anthony Kenkel	Portfolio Manager	2001	Mr. Kenkel is a Global Portfolio Manager for PrinREI. Mr. Kenkel has been with the firm since 2001.
Simon Hedger	Portfolio Manager	2003	Mr. Hedger is a Global Portfolio Manager for PrinREI. Mr. Hedger has been with the firm since 2003.

Security Capital Research & Management

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. Founded in 1995, Security Capital operates with an exclusive focus on investments in U.S.-based real estate securities. Security Capital is located at 10 South Dearborn Street, 38th Floor, Chicago, Illinois 60603. Security Capital typically seeks to provide exposure to publicly traded Real Estate Securities on behalf of the Fund using a detailed real estate research process that is focused on the cash flow generating potential of the real estate owned by the companies in whose securities the Fund invests. Security Capital is paid a management fee by the Fund’s shareholders based on assets under management that is assessed on a sliding scale from 1.0% down to 0.45% based on assets under management. Security Capital has a deep and experienced investment team contributing to the management of the assets managed on behalf of the Fund.

The key decision makers for the portion of the Fund’s portfolio managed by Security Capital include:

Name	Title	Since	Recent Experience
Anthony Manno	CEO & CIO	1994	Mr. Manno is the CEO and CIO of Security Capital. Mr. Manno has been with the firm since 1994.
Kevin Bedell	Head of Investment Research	1996	Mr. Bedell is the Head of Investment Research of Security Capital. Mr. Bedell has been with the firm since 1996.
Nathan J. Gear	Executive Director	2006	Mr. Gear is the Head of the Portfolio Analytics and Execution Team, which oversees portfolio and market analytics, and trade execution.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2026, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Harrison Street Private Wealth LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	3	$2.7 billion	3	$1.4 million	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A
Kevin Nagy, CAIA	1	$2.19billion	0	N/A	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A
Kevin Nagy, CAIA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to Harrison Street Capital Real Assets Fund LLC and Harrison Street Capital Infrastructure Income Fund, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for both portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest.

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2026, in addition to the Fund, PrinREI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Anthony Kenkel	18	$10.3 billion	5	$2.6 billion	73	$6.7 billion
Kelly Rush	18	$10.3 billion	5	$2.6 billion	73	$6.7 billion
Simon Hedger	14	$3.5 billion	4	$0.6 billion	26	$3.4 billion

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony Kenkel	0	N/A	0	N/A	3	$0.2 billion
Kelly Rush	0	N/A	0	N/A	3	$0.2 billion
Simon Hedger	0	N/A	0	N/A	2	$0.1 billion

Conflicts of Interest

In addition to sub-advising the Fund, PrinREI provides investment advisory services to numerous other client accounts. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because PrinREI may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, where PrinREI is managing an account for an individual, it may be required to consider the individual client’s existing positions, personal tax situation, suitability, personal biases, and investment time horizon, considerations that do not necessarily impact its investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which PrinREI purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the portfolio managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Security Capital Research & Management

As of March 31, 2026, in addition to the Fund, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anthony R. Manno Jr.	1	$0.3 billion	2	$0.6 billion	57	$1.7 billion
Kevin W. Bedell	1	$0.3 billion	2	$0.6 billion	57	$1.7 billion
Nathan J. Gear	1	$0.3 billion	2	$0.6 billion	57	$1.7 billion

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony R. Manno Jr.	0	N/A	0	N/A	4	$0.6 billion
Kevin W. Bedell	0	N/A	0	N/A	4	$0.6 billion
Nathan J. Gear	0	N/A	0	N/A	4	$0.6 billion

Conflicts of Interest

The Security Capital portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital’s portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given the investment objectives and related restrictions.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Harrison Street Private Wealth LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier and includes David Truex, among others. Mr. Frazier and Mr. Truex are each paid a base salary, a discretionary bonus, and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Nagy is paid a base salary and a discretionary bonus.

Sub-Advisers

Principal Real Estate Securities

The Fund pays PrinREI a sub-advisory fee based on the net assets of the Fund managed by PrinREI, as set forth in an investment sub-advisory agreement between PrinREI and Versus Capital. PrinREI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2026.

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive components. As team members advance in their careers, the variable incentive opportunity increases in its proportion commensurate with responsibility levels. Variable incentive takes the form of a profit-based incentive plan with funding based on pre-tax, pre-bonus operating earnings generated by the team. The plan is designed to provide line-of-sight to team members, enabling them to share in current and future business growth (profits of the team) while reinforcing delivery of investment performance, long- term business growth, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one-year, three-year, calculated quarterly, reinforcing a longer-term orientation.

Awards from the profit share plan are delivered in the form of cash or a combination of cash, Principal Financial Group (“PFG”) restricted stock units (“RSUs”) and fund deferrals (money is aligned with funds managed by the team). The amount of incentive delivered in the form of RSUs and fund deferral awards depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. RSU and fund deferral awards are subject to a three-year cliff vesting schedule. The overall measurement framework and deferred components are designed to align with a focus on clients’ objectives (e.g. long-term investment performance; fund deferrals), alignment with Principal shareholders (e.g. RSUs), and talent retention.

The annual discretionary bonus is determined based on investment performance and discretionary factors including individual performance, market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Performance goals used to measure individual performance is closely aligned with client investment goals and objectives, with the largest determinant being portfolio investment performance relative to appropriate client benchmarks and peer groups over one and three-year time periods.

Promotions are based on need for a higher-level role and individual readiness. Readiness for a promotion involves an evaluation of the individual’s demonstrated competencies, proficiencies and behavior.

Security Capital Research & Management

The Fund pays Security Capital a sub-advisory fee based on the net assets of the Fund managed by Security Capital, as set forth in an investment sub-advisory agreement between Security Capital and Versus Capital. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2026.

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. The annual incentive program is linked directly to the profitability of each business unit, to JPMorgan Asset Management as a whole, and to the performance of the firm generally. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Fund.

(a)(4) Disclosure of Securities Ownership

Harrison Street Private Wealth LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier	$500,001-$1,000,000
David Truex	$10,001-$50,000
Kevin Nagy	none

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2026, PrinREI’s portfolio managers did not beneficially own any shares of the Fund.

Security Capital Research & Management

As of March 31, 2026, Security Capital's portfolio managers did not beneficially own any shares of the Fund.

(b)	Not applicable

Item 14.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Harrison Street Real Estate Fund LLC

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 4, 2026

By	/s/ Brian Petersen
Title	Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	June 4, 2026